Exhibit 10.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the registration statement of Elbit Systems Ltd. on Form S-8 (File No. 333-9354 and 333-139512) pertaining to the employees stock option plan of our report dated March 12, 2007, with respect to the financial statements of Tadiran Electronic Systems Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2006.

/s/ Brightman Almagor & Co.
Brightman Almagor & Co.
Certified Public Accountants
A member firm of Deloitte Touche Tohmatsu

June 13, 2007